Northwestern Mutual Series Fund, Inc.

Supplement Dated August 28, 2015 to the

Statement of Additional Information Dated May 1, 2015, as supplemented

This Supplement revises certain information contained in the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2015, as supplemented June 22, 2015 (“SAI”). You should read this Supplement together with the SAI.

Mid Cap Growth Stock Portfolio – Sub-Adviser Restructuring

William Blair & Company, L.L.C. (“William Blair”), sub-adviser to the Fund’s Mid Cap Growth Stock Portfolio (the “Portfolio”), recently completed an internal corporate restructuring. As part of the restructuring, a new entity, William Blair Investment Management, LLC (“WBIM”), a Delaware limited liability company, was formed to house William Blair’s institutional investment management business. Effective October 1, 2015, William Blair will transfer the Investment Sub-Advisory Agreement relating to the Portfolio to WBIM. There are no changes to the Portfolio’s management team or principal investment strategies as a result of the transfer. Accordingly, effective October 1, 2015, all references to William Blair as sub-adviser to the Portfolio in the SAI are replaced with WBIM. Also, the paragraph relating to William Blair on page B-72 of the SAI is deleted and replaced with the following:

“William Blair Investment Management, LLC (“WBIM”), 222 West Adams Street, Chicago, Illinois, 60606, serves as sub-adviser for the Mid Cap Growth Stock Portfolio. Established in 2014, WBIM is a registered investment adviser with the U.S. Securities and Exchange Commission and global investment firm that offers investment management services to clients. WBIM is an affiliate of William Blair & Company, L.L.C. (“William Blair”), the previous sub-adviser for the Mid Cap Growth Stock Portfolio, and was formed as part of an organizational restructuring to house the institutional investment management business previously performed by William Blair, separate from the other business lines within William Blair. There was no change in the management team, institutional investment teams or investment strategies of the Portfolio as a result of the restructuring. WBIM and William Blair are each a wholly owned subsidiary of WBC Holdings, L.P. For services to the Mid Cap Growth Stock Portfolio, Mason Street Advisors pays WBIM a fee based on the average daily net assets of the Mid Cap Growth Stock Portfolio at the following rates: 0.40% on the first $500 million of assets, 0.35% on the next $500 million, and 0.33% on assets over $1 billion.”

Please retain this Supplement for future reference.